Exhibit 10.24.2

March 27, 2013

CONSENT OF PINNACLE ENERGY SERVICES, L.L.C.

We consent to the references to our firm in the form and context in which they appear in the Form 10-K Annual Report of Osage Exploration and Development, Inc. (the “Annual Report”). We hereby further consent to the inclusion in the Annual Report of estimates of oil and gas reserves contained in our report entitled:

Reserves & Economic Evaluation

Osage Exploration & Development

YE 2012 - SEC Pricing

and to the inclusion of our report dated March 12, 2013 as an exhibit to the Annual Report.

PINNACLE ENERGY SERVICES, L.L.C.

/s/ Richard J. Morrow

Richard J. Morrow, P.E.

Oklahoma City, Oklahoma

March 27, 2013

Very truly yours,

/s/ J.P. Dick
J.P. Dick, P.E.
PINNACLE ENERGY SERVICES, LLC
TBPE Firm License No. F6204

Pinnacle Energy Services, LLC

9420 Cedar Lake Ave. Oklahoma City, OK 73114

Ofc: 405-810-9151 Fax: 405-843-4700           www.PinnacleEnergy.com